UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSRS
CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-6200
Schwab Investments — Schwab Global Real Estate Fund

(Exact name of registrant as specified in charter)
101 Montgomery Street, San Francisco, California 94104

(Address of principal executive offices) (Zip code)
Randall W. Merk
Schwab Investments — Schwab Global Real Estate Fund
101 Montgomery Street, San Francisco, California 94104

(Name and address of agent for service)
Registrant’s telephone number, including area code: (415) 627-7000
Date of fiscal year end: February 28
Date of reporting period: March 1, 2008 — August 31, 2008
Item 1: Report(s) to Shareholders.

Semiannual report dated August 31, 2008 enclosed.

Schwab Global Real Estate Fundtm

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Schwab Global Real Estate Fundtm

Semiannual Report
August 31, 2008

Select Shares® are available on many Schwab Fundstm

Schwab Funds offers Select Shares, a shares class that carries lower expenses than Investor Sharestm in exchange for higher investment minimums on many of its funds. Select Shares are available for initial purchases of $50,000 or more of a single fund in a single account and for shareholders who add to their existing Investor Share position, bringing the value to or above $50,000. We encourage shareholders to review their portfolio to see if they are eligible to exchange into Select Shares. If you believe you are eligible, you should contact Schwab or your financial intermediary to request a tax-free interclass exchange into Select Shares. Select Shares may not be available through financial intermediaries other than Charles Schwab & Co., Inc.

Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM).
Distributor and transfer agent: Charles Schwab & Co., Inc. (Schwab).

The industry/sector classification of the funds’ portfolio holdings uses the Global Industry Classification Standard (GICS) which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor’s. GICS is a service mark of MSCI and S&P and has been licensed for use by Charles Schwab & Co., Inc.

Performance at a Glance

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwab.com/schwabfunds.

Total Return for the Report Period

Schwab Global Real Estate Fundtm

Investor Shares (Ticker Symbol: SWAIX)*	–9.01%
Select Shares® (Ticker Symbol: SWASX)	–9.08%
Benchmark: FTSE EPRA/NAREIT Global Real Estate Index	–9.74%
Fund Category: Morningstar Specialty–Real Estate	–12.28%

Performance Details	pages 6–7

Minimum Initial Investment[1]

Investor Shares	$ 100
Select Shares®	$ 50,000

All fund and index figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.
Expenses may be partially absorbed by fund management. Without these reductions, the fund’s total return would have been lower. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
Source for category information: Morningstar, Inc.

*	The total return presented in the above table is calculated based on the NAV at which shareholder transactions were processed at 8/31/08. The total return presented in the financial highlights section of the report is calculated in the same manner, but also taking into account certain adjustments that are necessary under generally accepted accounting principles and which are required when preparing the semi-annual report.
[1]	Please see prospectus for further detail and eligibility requirements.

Schwab Global Real Estate Fund 1

From the Chairman

Charles Schwab
Chairman

Dear Shareholder,

Throughout my career I’ve been through many up and down markets, and I’ve always believed that sticking to time-tested principles of investing and a long-term strategy is the best way to endure volatility and economic turbulence. The current turmoil in fixed income and equity markets is no exception.

For the past several months, the financial markets have been struggling to overcome problems that arose initially out of declining home prices and a collapse in the subprime mortgage market, along with larger economic issues including a drop in the value of the dollar globally, heightened risk of inflation, and the threat of recession.

Historically, intense market fluctuations have not been the norm, but it is during these periods that many investors give up on investment fundamentals. Trying to time the market is both difficult and risky. Financial research has shown that a carefully constructed long-term investing plan can help moderate the effects of volatile markets and provide more reliable returns.

A good plan is built on sound, proven principles of investing, such as asset allocation and diversification. Spreading your money across different asset classes, such as stocks, bonds, mutual funds, and cash equivalents can be the most important factor in determining long-term performance. In addition, seeking advice from your financial consultant or trusted investment advisor can also be an important part of making informed and smart decisions.

Here at Schwab, our goal is to help you reach your financial goals no matter what the market conditions may be. With funds and services backed by the guidance and support you need—whatever type of investor you are—we’ll do all we can to help you succeed.

Thank you for investing with us.

Sincerely,

Diversification strategies do not assure a profit and do not protect against losses in declining markets.

2 Schwab Global Real Estate Fund

From the President

Randall W. Merk is President and CEO of Charles Schwab Investment Management, Inc. and the fund covered in this report. He joined the firm in 2002 and has held a variety of executive positions at Schwab.

Dear Shareholder,

In the past year, the subprime mortgage and credit crisis acutely impacted the U.S. Economy and the financial marketplace. Risk-averse investors in all corners of the market migrated to the safety of U.S. Treasuries and other Government backed assets. This caused non-government debt instruments in the taxable and tax-free fixed income markets, such as mortgage-backed and asset-backed securities, along with auction rate securities and commercial paper to be subjected to depressed demand and price declines. As these conditions persisted amongst a backdrop of high commodity prices, a weak dollar, and falling housing valuations, they contributed to extraordinarily tight lending conditions and investor pessimism.

Beyond the United States, global equity and credit markets have also suffered as a result of the U.S. economic slowdown and a widespread decline in investor confidence. The disruption in these markets has affected the global commercial real estate market which experienced price declines throughout the period. However, in our view these price declines have been more the result of reduced liquidity, deleveraging financial firms, and extreme risk-aversion, rather than solely a weakness in underlying commercial real estate fundamentals. We continue to believe that global real estate can be an important part of a well diversified portfolio for long-term investors.

During these times of market uncertainty, we encourage you to seek the guidance and support of your Schwab financial consultant or your independent investment advisor to ensure that your portfolio allocations represent your goals and tolerance for risk. Our Client Service Specialists are available at 1-800-435-4000.

Sincerely,

Schwab Global Real Estate Fund 3

The Investment Environment

Global real estate securities have had a challenging year thus far in 2008, characterized by high volatility and pessimistic global economic outlook. The credit crunch that began in the U.S. more than a year ago has spread to other financial markets throughout the world, contributing to negative investor sentiment towards the larger global economy. In our view, investors remained particularly pessimistic about real estate-related securities, even those tied to commercial real estate such as REITs, due to their often perceived association with the troubled residential housing market. Although commercial real estate fundamentals—supply/demand indicators such as rental and vacancy rates—remained relatively stable during the period, it was not enough to reinforce confidence amid uncertainty about the health of the U.S. and Global economy, the ongoing credit crisis and growing inflationary fears worldwide.

U.S. REITs continued to see high volatility during the period, but outperformed all other regions by a wide margin. The U.S. economy expanded modestly in the second quarter as gross domestic product (GDP) grew to 2.8%, its fastest pace in nearly a year. Europe was a distant second, with REITs in Germany and the UK playing major roles in the region’s weak performance. Inflation has reached new highs in Germany, leading to a pull back of investor confidence, and the UK, which underwent a credit-fueled housing boom similar to the U.S., is now facing related challenges. Commercial property values in the UK have posted notable declines, but much of this trend, in our view, can be attributed to conservative appraisals rather than a significant deterioration of fundamentals. In addition, the lack of comparables due to the scarcity of transactions has created uncertainty about true property values and capitalization rates.

Asia-Pacific, which had been the top performer as recently as 2007, reversed course dramatically during the period. The primary driver for this downturn appears to be a correction of prior growth projections that were, in many cases, overly optimistic. For example, the World Bank recently revised its annual GDP growth forecast for China from 11.9% to 9.8%, reflecting an expected economic slowdown. Interest rates continued to rise throughout Asia and the emerging markets, such as Brazil and India, as monetary policy tightened to head off inflationary pressures.

Although commercial real estate fundamentals have moderated due to an economic slowdown and the softening of demand drivers such as consumer and business spending, overall trends remained favorable during the period. Average rental rates continued to grow in some areas, and office and industrial occupancies, while not increasing, have remained mostly flat. Retail properties have seen a rise in vacancy due to the economic downturn, but the multifamily sector has benefitted from the collapse of the housing market as many would-be buyers and former homeowners boosted demand for apartments. REIT property cash flows were generally stable as well, supported by typically long-term lease contracts which are not impacted by short-term market fluctuations. In addition, oversupply became less of a factor as new construction declined in most regions, a perhaps unintended benefit of capital constraints and stricter loan underwriting.

 Asset Class Performance Comparison % returns during the report period

This graph compares the performance of various asset classes during the report period. Final performance figures for the period are in the key below.

-2.57%	S&P 500® Index: measures U.S. large-cap stocks

-9.74%	FTSE EPRA/NAREIT Global Real Estate Index: measures (in U.S. dollars) real estate equities worldwide

-10.18%	MSCI-EAFE® Index: measures (in U.S. dollars) large-cap stocks in Europe, Australasia and the Far East

0.18%	Lehman Brothers U.S. Aggregate Bond Index: measures the U.S. bond market

These figures assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and you cannot invest in them directly. Remember that past performance is not an indication of future results.

Data source: Charles Schwab & Co., Inc.

Nothing in this report represents a recommendation of a security by the investment adviser.

Manager views and portfolio holdings may have changed since the report date.

4 Schwab Global Real Estate Fund

Fund Management

Jeffrey Mortimer, CFA, senior vice president and chief investment officer of the investment adviser, is responsible for the overall management of the fund. Prior to joining the firm in October 1997, he worked for more than eight years in asset management.

Dionisio Meneses, Jr., a managing director and portfolio manager of the investment adviser, has day-to-day co-responsibility for the management of the fund. He joined the firm in 2007 and has worked in real estate research and analysis since 1985.

David Siopack, a managing director and portfolio manager of the investment adviser, has day-to-day co-responsibility for the management of the fund. He joined the firm in 2007 and has worked in real estate research and analysis since 1993.

Schwab Global Real Estate Fund 5

Schwab Global Real Estate Fundtm

The Schwab Global Real Estate Fund Investor Shares returned -9.01% during the period, while the benchmark FTSE EPRA/NAREIT Global Real Estate Index returned -9.74%. The fund’s negative performance can be attributed to declines in the value of real estate securities and pessimistic economic outlook across a number of regions, rather than deterioration in underlying real estate fundamentals. In terms of performance relative to the benchmark, strong stock selection on an industry group level, particularly in Diversified REITs helped to offset the effects of country weightings, which were most negative in Hotels, Resorts & Cruise and Specialized REITs. On the balance, selection and weighting effects were strongest in the Diversified Real Estate Activity group. In terms of regional activity, the Asia/Pacific region experienced declines in security valuations as speculators moved out of the market based on less optimistic growth forecasts. The fund was overweight to both Hong Kong and Singapore, but good stock selection, particularly in Hong Kong, helped mitigate the overall impact of the markets’ negative performance. The U.S. and Canada were the only two markets to post positive returns. The fund benefitted from an overweight to Canada, but lost some gains by being underweight to the U.S. In Europe, an underweight to Germany helped the fund as increasing inflationary pressure in this region has led to negative investor sentiment.

During the period, the fund increased its allocation to emerging markets with entries into Brazil, Mexico, India, and the United Arab Emirates. Among these, Mexico was the strongest performer, where investments in the home building industry provided attractive returns. In addition, the fund initiated positions in U.S. home builders after prices in this sector were driven down as a result of recent economic conditions. The fund did not have any holdings in subprime mortgages or mortgage REITs.

As of 8/31/08:
 Style Assessment1

 Country Weightings % of Investments

United States	40.3%

Hong Kong	11.4%

Australia	9.6%

Japan	6.9%

United Kingdom	6.2%

Switzerland	4.8%

France	4.4%

Canada	4.1%

Singapore	2.9%

Other countries	9.4%

100.0%

 Statistics

Number of Holdings	83
Weighted Average
Market Cap

($ x 1,000,000)	$9,988

Price/Earnings Ratio (P/E)	13.3

Price/Book Ratio (P/B)	1.3

Portfolio Turnover Rate[2]	57%

 Industry Weightings % of Investments

Retail REITs	22.1%

Office REITs	15.9%

Real Estate Management & Devel	15.7%

Diversified REITs	12.0%

Industrial REITs	9.4%

Hotels, Resorts & Cruise Lines	7.2%

Residential REITs	6.7%

Homebuilding	5.3%

Specialized REITs	2.1%

Cash	3.6%

Total	100%

 Top Holdings % of Net Assets3

Simon Property Group, Inc.	5.2%

Boston Properties, Inc.	4.7%

Vornado Realty Trust	4.5%
Starwood Hotels & Resorts

Worldwide, Inc.	3.5%

ProLogis	3.1%

The Link REIT	2.8%

Unibail-Rodamco	2.7%
RioCan Real Estate Investment

Trust	2.7%

AMB Property Corp.	2.6%

Westfield Group	2.5%

Total	34.3%

Manager views and portfolio holdings may have changed since the report date.

Source of Sector Classification: S&P and MSCI.

[1]	Source: Morningstar, Inc. This style assessment is the result of evaluating the fund based on a ten-factor model for value and growth characteristics. The fund’s market capitalization placement is determined by the geometric mean of its holdings’ market capitalizations. The assessment reflects the fund’s portfolio as of 8/31/08, which may have changed since then, and is not a precise indication of risk or performance—past, present, or future.

[2]	Not annualized.

[3]	This list is not a recommendation of any security by the investment adviser.

6 Schwab Global Real Estate Fund

 Schwab Global Real Estate Fundtm

Performance Summary as of 8/31/08

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwab.com/schwabfunds.

Performance of a Hypothetical
$10,000 Investment1

Performance of a Hypothetical
$50,000 Investment1

 Total Returns1,2,3

Class and Inception Date	6 Months	1 Year	Since Inception

Investor Shares (5/31/07)*	-9.01%	-19.57%	-21.76%
Select Shares (5/31/07)	-9.08%	-19.48%	-21.69%
Benchmark: FTSE EPRA/NAREIT Global Real Estate Index	-9.74%	-19.53%	-21.30%
Fund Category: Morningstar Global Real Estate	-12.28%	-22.19%	-23.43%

Fund Expense Ratios4: Investor Shares: Net 1.20%; Gross 1.31% / Select Shares: Net 1.05%; Gross 1.17%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

Small company stocks are subject to greater volatility than other asset classes.

Foreign securities can involve risks such as political and economic instability and currency risk.

Index ownership—“FTSE®” is trademark of The Financial Times Limited (“FT”) and the London Exchange Plc (the “Exchange”) and is used by the fund under license.

The fund is subject to risks associated with the direct ownership of real estate securities and an investment in the fund will be closely linked to the performance of the real estate markets.

*	The total return presented in the above table is calculated based on the NAV at which shareholder transactions were processed at 8/31/08. The total return presented in the financial highlights section of the report is calculated in the same manner, but also taking into account certain adjustments that are necessary under generally accepted accounting principles and which are required when preparing the semi-annual report.

[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

[2]	Source for category information: Morningstar, Inc.

[3]	Fund expenses may have been partially absorbed by CSIM and Schwab. Without these reductions, the fund’s returns may have been lower.

[4]	Per prospectus effective 6/27/08. Net Expense: Expenses reduced by a contractual fee waiver in effect through at least 6/30/09. Gross Expense: Does not reflect the effect of contractual fee waivers.

Schwab Global Real Estate Fund 7

Fund Expenses (Unaudited)

 Examples for a $1,000 Investment

As a fund shareholder, you incur two types of costs: transaction costs, such as redemption fees; and, ongoing costs, such as management fees, transfer agent and shareholder services fees, and other fund expenses.

The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six-months beginning March 1, 2008 and held through August 31, 2008.

Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund or share class under the heading entitled “Expenses Paid During Period”.

Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund’s or share class’ actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as redemption fees. Therefore, the hypothetical return lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Ending
		Beginning	Account Value	Expenses Paid
	Expense Ratio	Account Value	(Net of Expenses)	During Period [1]
	(Annualized)	at 3/01/08	at 8/31/08	3/01/08 - 8/31/08

Schwab Global Real Estate Fundtm
Investor Shares
Actual Return	1.20%	$1,000	$908.80	$5.76
Hypothetical 5% Return	1.20%	$1,000	$1,019.10	$6.09
Select Shares®
Actual Return	1.05%	$1,000	$909.20	$5.04
Hypothetical 5% Return	1.05%	$1,000	$1,019.86	$5.33

[1]	Expenses for each share class are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by 184 days of the period, and divided by 366 days of the fiscal year.

8 Schwab Global Real Estate Fund

Schwab Global Real Estate Fund tm

Financial Statements

Financial Highlights

	3/1/08-		5/31/07[1]-
Investor Shares	8/31/08*		2/29/08

Per Share Data ($)

Net asset value at beginning of period	7.90		10.00

Income (loss) from investment operations:
Net investment income (loss)	0.10		0.14
Net realized and unrealized gains (losses)	(0.82)		(2.03)

Total from investment operations	(0.72)		(1.89)
Less distributions:
Distributions from net investment income	(0.07)		(0.21)

Net asset value at end of period	7.11		7.90

Total return (%)	(9.12)[2]		(19.11)[2]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	1.20	[3]	1.20	[3]
Gross operating expenses	1.35	[3]	1.31	[3]
Net investment income (loss)	2.70	[3]	2.06	[3]
Portfolio turnover rate	57	[2]	67	[2]
Net assets, end of period ($ x 1,000,000)	81		102

	3/1/08-		5/31/07[1]-
Select Shares	8/31/08*		2/29/08

Per Share Data ($)

Net asset value at beginning of period	7.89		10.00

Income (loss) from investment operations:
Net investment income (loss)	0.09		0.16
Net realized and unrealized gains (losses)	(0.80)		(2.05)

Total from investment operations	(0.71)		(1.89)
Less distributions:
Distributions from net investment income	(0.08)		(0.22)

Net asset value at end of period	7.10		7.89

Total return (%)	(9.08)[2]		(19.06)[2]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	1.05	[3]	1.05	[3]
Gross operating expenses	1.20	[3]	1.17	[3]
Net investment income (loss)	2.80	[3]	2.06	[3]
Portfolio turnover rate	57	[2]	67	[2]
Net asset, end of period ($ x 1,000,000)	106		167
* Unaudited.
1 Commencement of operations.
2 Not annualized.
3 Annualized.

See financial notes 9

 Schwab Global Real Estate Fund

Portfolio Holdings as of August 31, 2008 (Unaudited)

This section shows all the securities in the fund’s portfolio and their value as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting Schwab’s website at www.schwab.com/schwabfunds.

		Cost	Value
Holdings by Category		($ x 1,000)	($ x 1,000)

95.8%	Common Stock	200,500	179,107
0.4%	Preferred Stock	844	677
3.5%	Short-Term Investments	7,150	6,571

99.7%	Total Investments	208,494	186,355
0.3%	Other Assets and Liabilities, Net		495

100.0%	Net Assets		186,850

	Number	Value
Security	of Shares	($ x 1,000)

Common Stock 95.8% of net assets

Asia Pacific and Other 34.4%

Australia 8.1%
CFS Retail Property Trust	2,120	3,908
Dexus Property Group	1,290	1,623
Goodman Group	970	2,613
GPT Group	1,521	2,244
Westfield Group	318	4,668

		15,056

Brazil 1.5%
Iguatemi Empresa de Shopping Centers S.A.	90	1,045
Multiplan Empreendimentos Imobiliarios S.A. *	167	1,726

		2,771

China 1.0%
Agile Property Holdings Ltd.	2,664	1,962

Hong Kong 11.4%
China Overseas Land & Investment Ltd.	1,032	1,714
Hongkong Land Holdings Ltd.	213	745
Mandarin Oriental International Ltd.	1,485	2,595
New World Development Co., Ltd.	1	1
Prosperity REIT	9,570	1,836
Sun Hung Kai Properties Ltd.	258	3,518
Sunlight Real Estate Investment Trust	10,466	2,447
The Hongkong & Shanghai Hotels Ltd.	2,270	3,233
The Link REIT	2,198	5,167

		21,256

India 1.1%
DLF Ltd.	97	1,063
Indian Hotels Co., Ltd.	621	1,083

		2,146

Japan 6.9%
AEON Mall Co., Ltd.	51	1,465
DA Office Investment Corp.	—	1,544
Japan Real Estate Investment Corp.	—	1,781
Mitsubishi Estate Co., Ltd.	42	928
Mitsui Fudosan Co., Ltd.	44	917
Nippon Building Fund, Inc.	—	931
NTT Urban Development Corp.	1	1,040
TOKYU REIT, Inc.	—	1,327
Top REIT, Inc.	1	2,940

		12,873

Singapore 2.9%
Ascendas Real Estate Investment Trust (A-REIT)	737	1,182
Cambridge Industrial Trust	2,731	1,161
CapitaCommercial Trust	1,070	1,271
CapitaMall Trust	523	1,005
K-REIT Asia	1,010	900

		5,519

United Arab Emirates 1.5%
Emaar Properties	1,081	2,776

		64,359

Europe 16.0%

France 4.4%
Klepierre	77	3,070
Unibail-Rodamco	24	5,074

		8,144

Russia 1.2%
AFI Development GDR - Reg’d *	298	1,518
PIK Group GDR - Reg’d	35	700

		2,218

Sweden 1.0%
Hufvudstaden AB, A Shares	213	1,794

Switzerland 3.7%
Allreal Holding AG - Reg’d	25	2,920
PSP Swiss Property AG - Reg’d *	39	2,367
Swiss Prime Site AG - Reg’d *	29	1,691

		6,978

United Kingdom 5.7%
Big Yellow Group plc	339	2,101
Derwent London plc	48	956
Great Portland Estates plc	188	1,251
Land Securities Group plc	139	3,423
Segro plc	231	1,841
Shaftesbury plc	150	1,155

		10,727

		29,861

10 See financial notes

 Schwab Global Real Estate Fund

Portfolio Holdings (Unaudited) continued

	Number	Value
Security	of Shares	($ x 1,000)

North America 45.4%

Canada 3.9%
Canadian Real Estate Investment Trust	81	2,276
RioCan Real Estate Investment Trust	249	5,052

		7,328

Mexico 1.6%
Desarrolladora Homex S.A. de C.V. *	157	1,330
Urbi, Desarrollos Urbanos, S.A. de C.V. *	584	1,637

		2,967

United States 39.9%
Alexandria Real Estate Equities, Inc.	36	3,859
AMB Property Corp.	107	4,843
Apartment Investment & Management Co., Class A	43	1,527
AvalonBay Communities, Inc.	46	4,558
Boston Properties, Inc.	86	8,788
BRE Properties, Inc.	52	2,512
Corporate Office Properties Trust	33	1,297
D.R. Horton, Inc.	188	2,344
Digital Realty Trust, Inc.	40	1,852
Entertainment Properties Trust	23	1,261
Essex Property Trust, Inc.	32	3,741
LaSalle Hotel Properties	23	587
Mission West Properties, Inc.	201	1,959
ProLogis	135	5,810
Simon Property Group, Inc.	103	9,751
SL Green Realty Corp.	14	1,209
Starwood Hotels & Resorts Worldwide, Inc.	179	6,495
Toll Brothers, Inc. *	155	3,850
Vornado Realty Trust	84	8,349

		74,592

		84,887

Total Common Stock (Cost $200,500)		179,107

Preferred Stock 0.4% of net assets

Asia Pacific and Other 0.4%
Goodman Plus Trust *	10	677

Total Preferred Stock (Cost $844)		677

	Face Amount
Security	Local Currency	Value
Rate, Maturity Date	($ x 1,000)	($ x 1,000)

Short-Term Investments 3.5% of net assets

Commercial Paper & Other Corporate Obligations 3.5%
Bank of America, London Time Deposit
US Dollar
1.85%, 09/02/08	178	178
Swiss Franc
0.98%, 09/01/08	1,219	1,107
Brown Brothers Harriman, Grand Cayman Time Deposit
Canadian dollar
1.85%, 09/02/08	326	307
Swedish Krona
3.40%, 09/01/08	70	11
Euro
3.28%, 09/01/08	334	490
Swiss Franc
0.98%, 09/01/08	951	864
JP Morgan Chase, London Time Deposit
Pound Sterling
3.99%, 09/01/08	417	760
Euro
3.28%, 09/01/08	237	348
Wachovia, London Time Deposit
Australian Dollar
5.85%, 09/01/08	2,509	2,154
Wells Fargo, Grand Cayman Time Deposit
US Dollar
1.85%, 09/02/08	352	352

Total Short-Term Investments (Cost $7,150)		6,571

End of Investments.

(All dollar amounts are x1,000)

At 08/31/08, the tax basis cost of the fund’s investments was $213,291 and the unrealized appreciation and depreciation were $233 and ($27,169), respectively, with a net unrealized depreciation of ($26,936).

As of 08/31/08, the prices of certain foreign securities held by the fund aggregating $70,373 were adjusted from their market prices following the guidelines adopted by the fund’s Board of Trustees.

*	Non-income producing security.

See financial notes 11

 Schwab Global Real Estate Fund

Statement of
Assets and Liabilities

As of August 31, 2008; unaudited. All numbers x 1,000 except NAV.

Assets
Investments, at value (cost $208,494)		$186,355
Foreign currency, at value (cost $232)		227
Receivables:
Dividends		219
Fund shares sold		188
Foreign tax reclaims		72
Prepaid expenses	+	1

Total assets		187,062

Liabilities
Payables:
Investment adviser and administrator fees		11
Transfer agent and shareholder services fees		2
Payable to custodian		122
Fund shares redeemed		42
Accrued expenses	+	35

Total liabilities		212

Net Assets
Total assets		187,062
Total liabilities	+	212

Net assets		$186,850
Net Assets by Source
Capital received from investors		272,195
Distribution in excess of net investment income		(691)
Net realized capital losses		(62,503)
Net unrealized capital losses		(22,151)

Net Asset Value (NAV) by Shares Class

			Shares
Share Class	Net Assets	÷	Outstanding	=	NAV

Investor Shares	$80,769		11,363		$7.11
Select Shares	$106,081		14,932		$7.10

12 See financial notes

 Schwab Global Real Estate Fund

Statement of
Operations
For March 1, 2008 through August 31, 2008; unaudited. All numbers are x 1,000.

Investment Income
Dividends (net of $228 foreign withholding tax)		$4,012
Interest	+	189

Total investment income		4,201

Net Realized Gains and Losses
Net realized losses on investments		(22,485)
Net realized gains on foreign currency transactions	+	5

Net realized losses		(22,480)

Net Unrealized Gains and Losses
Net unrealized losses on investments		(127)
Net unrealized losses on foreign currency translations	+	(733)

Net unrealized losses		(860)

Expenses
Investment adviser and administrator fees		978
Transfer agent and shareholder service fees:
Investor Shares		118
Select Shares		61
Custodian fees		87
Portfolio accounting fees		33
Registration fees		30
Professional fees		28
Shareholder reports		26
Trustees’ fees		7
Interest expense		2
Other expenses	+	3

Total expenses		1,373
Expense reduction by adviser and Schwab	−	159

Net expenses		1,214

Increase (Decrease) in Net Assets from Operations
Total investment income		4,201
Net expenses	−	1,214

Net investment income		2,987
Net realized losses		(22,480)
Net unrealized losses	+	(860)

Decrease in net assets from operations		($20,353)

See financial notes 13

 Schwab Global Real Estate Fund

Statement of
Changes in Net Assets
For the current and prior report periods. All numbers are x 1,000.
Figures for the current period are unaudited.

Operations

		3/1/08-8/31/08	5/31/07*-2/29/08
Net investment income		$2,987	$4,246
Net realized losses		(22,480)	(39,422)
Net unrealized losses	+	(860)	(21,291)

Decrease in net assets from operations		(20,353)	(56,467)

Distributions to shareholders

Distributions from net investment income
Investor Shares		868	2,885
Select Shares	+	1,180	3,592

Total distributions from net investment income		$2,048	$6,477

Transactions in Fund Shares

		3/1/08-8/31/08		5/31/07*-2/29/08
		SHARES	NET ASSETS	SHARES	NET ASSETS

Shares Sold
Investor Shares		622	$4,884	18,151	$178,703
Select Shares	+	960	7,608	26,068	242,619

Total shares sold		1,582	$12,492	44,219	$421,322

Shares Reinvested
Investor Shares		102	$753	291	$2,529
Select Shares	+	132	977	342	2,964

Total shares reinvested		234	$1,730	633	$5,493

Shares Redeemed
Investor Shares		(2,221)	($17,101)	(5,582)	($49,102)
Select Shares	+	(7,321)	(56,364)	(5,249)	(46,275)

Total shares redeemed		(9,542)	($73,465)	(10,831)	($95,377)

Net transactions in fund shares		(7,726)	($59,243)	34,021	$331,438

Shares Outstanding and Net Assets

		3/1/08-8/31/08		5/31/07*-2/29/08
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		34,021	$268,494	−	$−
Total increase (decrease)	+	(7,726)	(81,644)	34,021	268,494

End of period		26,295	$186,850	34,021	$268,494

Distribution in excess of net investment income			($691)		($1,630)

*	Commencement of operations.

14 See financial notes

 Schwab Global Real Estate Fund

Financial Notes, unaudited

1. Business Structure of the Funds:

Schwab Global Real Estate Fund is a series of Schwab Investments (the “trust”), a no-load, open-end management investment company. The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The list below shows all the funds in the trust including the fund discussed in this report, which is highlighted:

Schwab Investments (organized October 26, 1990)
Schwab Global Real Estate Fund
Schwab YieldPlus Fund
Schwab Short-Term Bond Market Fund
Schwab Total Bond Market Fund
Schwab GNMA Fund
Schwab Inflation Protected Fund
Schwab 1000 Index Fund Schwab Tax-Free YieldPlus Fund Schwab Tax-Free Bond Fund Schwab California Tax-Free YieldPlus Fund Schwab California Tax-Free Bond Fund Schwab Premier Income Fund

The fund offers two share classes: Investor Shares and Select Shares®. Shares of each class represent interest in the same portfolio, but each class has different expenses and investment minimums.

Shares are bought and sold at net asset value, or NAV, which is the price for all outstanding shares. Each share has a par value of 1/1,000 of a cent, and the trustees may authorize the issuance of as many shares as necessary.

The fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, the fund also may keep certain assets in segregated accounts, as required by securities law.

2.	Significant Accounting Policies:
(All dollar amounts are x 1,000)

The following is a summary of the significant accounting policies the fund used in the preparation of financial statements. The accounting policies are in conformity with accounting principles generally accepted in the United States of America.

(a) Security Valuation:

The fund values the securities in its portfolio every business day. The fund uses the following policies to value various types of securities:

•	Securities traded on an exchange or over-the-counter: valued at the closing value for the day, or, on days when no closing value has been reported, halfway between the most recent bid and asked quotes. Securities that are primarily traded on foreign exchanges are valued at the closing values of such securities on their respective exchanges with these values then translated into U.S. dollars at the valuation date exchange rate. The fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates and from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

•	Securities for which no quoted value is available or when a significant event has occurred between the time of the security’s last close and the time the fund calculates net asset value: valued at fair value, as determined in good faith by the fund’s investment adviser using guidelines adopted by the fund’s Board of Trustees and the Pricing Committee. Some of the more common reasons that may necessitate that a security be valued at fair value include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security’s primary pricing source is not able or willing to provide a price, or certain foreign securities’ closing market prices adjusted for changes in value that may occur between the close of foreign exchange and the time at which fund’s shares are priced. The Board of Trustees regularly reviews fair value determinations made by the fund pursuant to the procedures.

•	Futures and forwards: valued at their settlement prices as of the close of their exchanges (for futures) or at a market value based on that day’s exchange rates (for forwards). When the fund closes out a futures or forwards position, it calculates the difference between the value of the position at the beginning and at the end of the contract, and records a realized gain or loss accordingly.

•	Short-term securities (60 days or less to maturity): valued at amortized cost.

 Schwab Global Real Estate Fund

Financial Notes, unaudited (continued)

2.	Significant Accounting Policies (continued): (All dollar amounts are x 1,000)

•	Mutual funds: valued at their respective net asset values as determined by those funds in accordance with the 1940 Act for a given day.

(b) Portfolio Investments:

Futures Contract: The fund may invest in futures contracts. Futures contracts involve certain risks because they can be very sensitive to market movements.

One risk is that the price of a futures contract may not move in perfect correlation with the price of the underlying securities. Another risk is that, at certain times, it may be impossible for the fund to close out a position in a futures contract, due to a difference in trading hours or to market conditions that may reduce the liquidity for a futures contract or its underlying securities. The potential for losses associated with futures contracts may exceed amounts recorded in the Statement of Assets and Liabilities.

Because futures carry inherent risks, the fund must give the broker a deposit of cash and/or securities (the “initial margin”) whenever it enters into the futures contract. The amount of the deposit may vary from one contract to another, but it is generally a percentage of the contract amount.

Futures are traded publicly on exchanges, and their market value changes daily. The fund records the change in market value of futures, and also the change in the amount of margin deposit required (“due to/from broker”).

Securities Lending: The fund may loan securities to certain brokers, dealers and other financial institutions that pay the fund negotiated fees. The fund receives cash, letters of credit or U.S. Government securities as collateral on these loans. All of the cash collateral received is reinvested in high quality, short-term investments. The value of the collateral must be at least 102% of the market value of the loaned securities as of the first day of the loan, and at least 100% each day thereafter. If the value of the collateral falls below 100%, it will be adjusted the following day.

Repurchase Agreement: The fund may enter into repurchase agreements. In a repurchase agreement, the fund buys a security from another party (usually a financial institution) with the agreement that it be sold back in the future. The date, price and other conditions are all specified when the agreement is created.

The fund’s repurchase agreements will be fully collateralized by U.S. government securities or by U.S. government agency securities. All collateral is held by the fund’s custodian (or, with tri-party agreements, the agent’s bank) and is monitored daily to ensure that its market value is at least equal to the repurchase price under the agreement.

(c) Security Transactions:

Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains and losses from security transactions are based on the identified costs of the securities involved.

Assets and liabilities denominated in foreign currencies are reported in U.S. dollars. For assets and liabilities held on a given date, the dollar value is based on market exchange rates in effect on that date. Transactions involving foreign currencies, including purchases, sales, income receipts and expense payments, are calculated using exchange rates in effect on the transaction date.

(d) Investment Income:

Interest income is recorded as it accrues. Dividends and distributions from portfolio securities are recorded on the date they are effective (the ex-dividend date), although the fund may record certain foreign security dividends on the day it learns of the ex-dividend date.

(e) Expenses:

Expenses that are specific to the fund or a class within the trust are charged directly to that fund or class. Expenses that are common to all funds within the trust generally are allocated among the funds in proportion to their average daily net assets.

For funds offering multiple share classes, the net investment income, other than class specific expenses, and realized and unrealized gains or losses, are allocated daily to each class in proportion to its average daily net assets.

 Schwab Global Real Estate Fund

Financial Notes, unaudited (continued)

2.	Significant Accounting Policies (continued): (All dollar amounts are x 1,000)

(f) Distributions to Shareholders:

The fund makes distributions from net investment income every quarter and net realized capital gains once a year.

(g) Accounting Estimates:

The accounting policies described in this report conform with accounting principles generally accepted in the United States of America. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It is possible that once the results are known, they may turn out to be different from these estimates.

(h) Federal Income Taxes:

The fund intends to meet federal income and excise tax requirements for regulated investment companies. Accordingly, the fund distributes substantially all of its net investment income and realized net capital gains (if any) to its shareholders each year. As long as the fund meets the tax requirements, it is not required to pay federal income tax.

(i) Indemnification:

Under the fund’s organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business the fund enters into contracts with its vendors and others that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund. However, based on experience, the fund expects the risk of loss to be remote.

(j) New Accounting Standards:

The fund adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157 (“FAS 157”), Fair Value Measurements, effective March 1, 2008. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management has concluded that the adoption of FAS 157 is not expected to have a material impact on the fund’s financial statements.

Various inputs are used in determining the value of the fund’s investments. FAS 157 establishes a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the fund’s net assets as of August 31, 2008:

Investment in
Valuation Inputs	Securities*

Level 1 — Quoted prices	$90,433
Level 2 — Other significant observable inputs	95,176
Level 3 — Significant unobservable inputs	746

Total	$186,355

* The fund had no Other Financial Instruments.

 Schwab Global Real Estate Fund

Financial Notes, unaudited (continued)

2.	Significant Accounting Policies (continued): (All dollar amounts are x 1,000)

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Value of
Investment in
Securities

Balance as of 02/29/08	$—
Accrued discount/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	(141)
Net purchases (sales)	887
Transfer in and/or out of Level 3	—

Balance as of 08/31/08	$746

In March 2008, the FASB issued Statements of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about fund’s derivative and hedging activities. Management is currently evaluating the impact of the adoption of SFAS 161 on the fund’s financial statement disclosures.

3. Affiliates and Affiliated Transactions:

Charles Schwab Investment Management, Inc. (“CSIM” or the “investment adviser”), a wholly owned subsidiary of The Charles Schwab Corporation, serves as the fund’s investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement (Advisory Agreement) between it and the trust.

For its advisory and administrative services to the fund, the investment adviser is entitled to receive an annual fee payable monthly based on the fund’s average daily net assets described as follows:

Average daily net assets

First $500 million	0.90%
$500 million to $1 billion	0.88%
Over $1 billion	0.86%

Charles Schwab & Co., Inc. (“Schwab”), an affiliate of the investment adviser, is the trust’s transfer agent and shareholder services agent.

For its transfer agent and shareholder services, Schwab is entitled to receive an annual fee payable monthly based on the fund’s average daily net assets described as follows:

	Transfer Agent Fees	Shareholder Service Fees

Investor Shares	0.05%	0.20%
Select Shares	0.05%	0.05%

Although these agreements specify certain fees for these services, CSIM and Schwab have made additional agreements with the fund to limit the total expenses charged, excluding interest, taxes and certain non-routine expenses, through June 30, 2009, as follows:

Investor Shares	1.20%
Select Shares	1.05%

 Schwab Global Real Estate Fund

Financial Notes, unaudited (continued)

3. Affiliates and Affiliated Transactions (continued):

The fund may engage in certain transactions involving affiliates. As of August 31, 2008, the percentages of Schwab Global Real Estate Fund shares owned by Schwab Target Funds are:

Target 2010 Fund	1.8%
Target 2015 Fund	0.1%
Target 2020 Fund	5.7%
Target 2025 Fund	0.1%
Target 2030 Fund	5.8%
Target 2035 Fund	0.1%
Target 2040 Fund	4.4%
Monthly Income Fund — Maximum Payout	0.8%

The fund may make direct security transactions with certain other Schwab Funds when practical. When one fund is seeking to sell a security that another is seeking to buy, an interfund transaction can allow both funds to benefit by reducing transaction costs. This practice is limited to funds that share the same investment adviser, trustees and officers. As of August 31, 2008, the fund had no security transactions with other Schwab Funds.

Pursuant to an exemptive order issued by the SEC, the fund may enter into interfund borrowing and lending transactions within the Schwab Funds. All loans are for temporary or emergency purposes only. The interest rate charged on the loan is the average of the overnight repurchase agreement rate and the short-term bank loan rate. The interfund lending facility is subject to the oversight and periodic review of the Board of Trustees of the Schwab Funds. There was no interfund borrowing or lending activity for the fund during the period.

4. Board of Trustees:

Trustees may include people who are officers and/or directors of the investment adviser or Schwab. Federal securities law limit the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these persons for their service as trustees, but it did pay non-interested persons (independent trustees), as noted in the fund’s Statement of Operations.

5. Borrowing from Banks:

The fund may borrow money from banks and custodians. The fund may obtain temporary bank loans through the trust to which they belong, to use for meeting shareholder redemptions or for extraordinary or emergency purposes. The fund has custodian overdraft facilities, a committed line of credit of $150 million with State Street Corp., an uncommitted line of credit of $100 million with Bank of America, N.A. and an uncommitted line of credit of $50 million with Brown Brothers Harriman. The fund pays interest on the amounts it borrows at rates that are negotiated periodically. There was no borrowing from the lines of credit for the fund during the period. However, the fund utilized its overdraft facility and incurred interest expense, which is disclosed in the Statement of Operations.

6.	Purchases and Sales of Investment Securities:
(All dollar amounts are x 1,000)

For the period ended August 31, 2008, purchases and sales of securities (excluding short-term obligations and securities sold short) were as follows:

Purchases of	Sales/Maturities
Securities	of Securities

$120,139	$168,817

 Schwab Global Real Estate Fund

Financial Notes, unaudited (continued)

7.	Redemption Fee:
(All dollar amounts are x 1,000)

The fund charges a 2.00% redemption fee on shares sold or exchanged 30 days or less after purchasing them. Such amounts are net of the redemption fees proceeds on the Statement of Changes in Net Assets. The redemption fees charged during the current and prior report period are:

	Current Period	Prior Period
	(03/01/08 – 08/31/08)	(05/31/07 – 02/29/08)

Investor Shares	$1	$39
Select Shares	—	40

8.	Federal Income Taxes:
(All dollar amounts are x 1,000)

Capital loss carry forwards may be used to offset future realized capital gains for federal income tax purposes. As of February 29, 2008, the fund had capital loss carry forwards of $2,088 available to offset future net capital gains before the expiration date of February 29, 2016.

For tax purposes, net realized capital losses occurring after October 31, may be deferred and treated as occurring on the first day of the following fiscal year. As of February 29, 2008, the fund had deferred realized net capital losses of $36,561 and did not utilize any capital losses to offset capital gains.

FASB (FIN) No. 48 — Accounting for Uncertainty in Income Taxes — an Interpretation of SFAS No. 109, was issued in July 2006 and is effective for fiscal years beginning after December 15, 2006. This Interpretation provides new requirements for the recognition, measurement, and disclosure in the financial statements of a tax position taken or expected to be taken in a tax return when there is uncertainty about whether that tax position will ultimately be sustained. As of August 31, 2008, management has reviewed the tax positions for open tax year (May 31, 2007 through February 29, 2008), and determined that no provision for income tax is required in the fund’s financial statements.

Investment Advisory Agreement Approval

The Investment Company Act of 1940 (the “1940 Act”) requires that initial approval of, as well as the continuation of, a fund’s investment advisory agreement must be specifically approved (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or “interested persons” of any party (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the fund’s trustees must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the advisory agreement.

The Board of Trustees (the “Board” or the “Trustees”, as appropriate) calls and holds one or more meetings each year that are dedicated, in whole or in part, to considering whether to renew the investment advisory agreement between Schwab Investments (the “Trust”) and CSIM (the “Agreement”) with respect to existing funds in the Trust, including Schwab Global Real Estate Fund (the “Fund”), and to review certain other agreements pursuant to which CSIM provides investment advisory services to certain other registered investment companies. In preparation for the meeting(s), the Board requests and reviews a wide variety of materials provided by CSIM, including information about CSIM’s affiliates, personnel and operations. The Board also receives extensive data provided by third parties. This information is in addition to the detailed information about the Fund that the Board reviews during the course of each year, including information that relates to fund operations and fund performance. The Independent Trustees receive advice from independent counsel to the Independent Trustees, including a memorandum regarding the responsibilities of trustees for the approval of investment advisory agreements. In addition, the Independent Trustees meet in executive session outside the presence of fund management and participate in question and answer sessions with representatives of CSIM.

The Board, including a majority of the Independent Trustees, considered information specifically relating to its consideration of the continuance of the Agreement at meetings held on May 16, 2008, and June 2, 2008, and approved the renewal of the Agreement for an additional one year term at the meeting held on June 2, 2008. The Board’s approval of the Agreement with respect to the Fund was based on consideration and evaluation of a variety of specific factors discussed at these meetings and at prior meetings, including:

1.the nature, extent and quality of the services provided to the Fund under the Agreement, including the resources of CSIM and its affiliates dedicated to the Fund;

2. the Fund’s investment performance and how it compared to that of certain other comparable mutual funds;

3. the Fund’s expenses and how those expenses compared to those of certain other comparable mutual funds;

4. the profitability of CSIM and its affiliates, including Charles Schwab & Co., Inc. (“Schwab”), with respect to the fund, including both direct and indirect benefits accruing to CSIM and its affiliates; and

5. the extent to which economies of scale would be realized as the Fund grows and whether fee levels in the Agreement reflect those economies of scale for the benefit of Fund investors.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by CSIM to the Fund and the resources of CSIM and its affiliates dedicated to the Fund. In this regard, the Trustees evaluated, among other things, CSIM’s personnel, experience, track record and compliance program. The Trustees also considered information provided by CSIM relating to the Fund’s portfolio management team, portfolio strategy and risk oversight structure, and internal investment guidelines. The information considered by the Trustees included specific information concerning changes in the nature, extent and quality of services provided by CSIM since the Trustees had last considered approval of the Agreement. The Trustees also considered investments in CSIM’s mutual fund infrastructure and the fact that Schwab’s wide range of products, services, and channel alternatives such as investment and research tools, Internet access, and an array of account features that benefit the Fund and its shareholders. The Trustees also considered Schwab’s excellent reputation as a full service brokerage firm and its overall financial condition. Finally, the Trustees considered that the vast majority of the Fund’s shareholders are also brokerage clients of Schwab. Following such evaluation, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of services provided by CSIM to the Fund and the resources of CSIM and its affiliates dedicated to the Fund supported renewal of the Agreement with respect to the Fund.

Fund Performance. The Board considered Fund performance in determining whether to renew the Agreement with respect to the Fund. Specifically, the Trustees considered the Fund’s performance relative to a peer group and peer category of other mutual funds and appropriate indices/benchmarks, in light of total return, yield, when applicable, and market trends. As part of this review, the Trustees considered the composition of the peer group and peer category, selection criteria and the reputation of the third party who prepared the peer group and peer category analysis. In evaluating the performance of the Fund, the Trustees considered both risk and shareholder risk expectations for the Fund and the appropriateness of the benchmark used to compare the performance of the Fund. The Trustees further considered the level of Fund performance in the context of its review of Fund expenses and adviser profitability discussed below. Following such evaluation the Board concluded, within the context of its full deliberations, that the performance of the Fund supported renewal of the Agreement with respect to the Fund.

Fund Expenses.With respect to the Fund’s expenses, the Trustees considered the rate of compensation called for by the Agreement, and the Fund’s net operating expense ratio, in each case, in comparison to those of other comparable mutual funds, such peer groups and comparisons having been selected and calculated by an independent third party. The Trustees considered the effects of CSIM’s and Schwab’s historical practice of voluntarily waiving management and other fees to prevent total Fund expenses from exceeding a specified cap. The Trustees also considered fees charged by CSIM to other mutual funds and to other types of accounts, such as wrap accounts and offshore funds, but, with respect to such other types of accounts, accorded less weight to such comparisons due to the different legal, regulatory, compliance and operating features of mutual funds as compared to these other types of accounts. Following such evaluation, the Board concluded, within the context of its full deliberations, that the expenses of the Fund are reasonable and supported renewal of the Agreement with respect to the Fund.

Profitability.  With regard to profitability, the Trustees considered the compensation flowing to CSIM and its affiliates, directly or indirectly. In this connection, the Trustees reviewed management’s profitability analyses, together with certain commentary thereon from an independent accounting firm. The Trustees also considered any other benefits derived by CSIM from its relationship with the Fund, such as whether, by virtue of its management of the Fund, CSIM obtains investment information or other research resources that aid it in providing advisory services to other clients. The Trustees considered whether the varied levels of compensation and profitability under the Agreement and other service agreements were reasonable and justified in light of the quality of all services rendered to the Fund by CSIM and its affiliates. The Board also considered information relating to changes to CSIM’s business operations and how these changes affected CSIM’s profitability under the Agreement. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the profitability of CSIM is reasonable and supported renewal of the Agreement with respect to the Fund.

Economies of Scale.  The Trustees considered the existence of any economies of scale and whether those are passed along to the Fund’s shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers by CSIM and its affiliates. In this regard, and consistent with their consideration of Fund expenses, the Trustees considered that CSIM and Schwab have previously committed resources to minimize the effects on shareholders of diseconomies of scale during periods when Fund assets were relatively small through their contractual expense waivers. For example, such diseconomies of scale may particularly affect newer funds or funds with investment strategies that are from time to time out of favor, but shareholders may benefit from the continued availability of such funds at subsidized expense levels. The Trustees also considered the existing contractual investment advisory fee schedule that includes lower fees at higher graduated asset levels. The Board also considered certain existing commitments by CSIM and Schwab that are designed to pass along potential economies of scale to Fund shareholders. Based on this evaluation the Board concluded, within the context of its full deliberations, that the Fund obtains reasonable benefit from economies of scale.

In the course of their deliberations, the Trustees did not identify any particular information or factor that was all-important or controlling. Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, unanimously approved the continuation of the Agreement with respect to the Fund and concluded that the compensation under the Agreement with respect to the Fund is fair and reasonable in light of such services and expenses and such other matters as the Trustees have considered to be relevant in the exercise of their reasonable judgment.

Trustees and Officers

The tables below give information as of August 31, 2008, about the trustees and officers for Schwab Investments which includes the fund covered in this report. The “Fund Complex” includes the Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Laudus Trust and Laudus Institutional Trust. As of August 31, 2008, the Fund Complex included 84 funds.

The address for all trustees and officers is 101 Montgomery Street, San Francisco, CA 94104. You can find more information about the trustees and officers in the Statement of Additional Information, which is available free by calling 1-800-435-4000.

Independent Trustees
Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served(1))	During the Past Five Years	the Trustee	Other Directorships

Mariann Byerwalter 1960 Trustee (Trustee of Schwab Investments since 2000.)	Chairman of JDN Corporate Advisory LLC.	84	Board 1–Director, Redwood Trust, Inc. Board 2–Director, PMI Group, Inc.

John F. Cogan 1947 Trustee (Trustee of Schwab Investments since 2008.)	Senior Fellow: The Hoover Institution at Stanford University; Stanford Institute for Economic Policy Research; Professor of Public Policy, Stanford University	69	Board 1–Director, Gilead Sciences, Inc. Board 2–Director, Monaco Coach Corporation Board 3–Director, Venture Lending and Leasing, Inc.

William A. Hasler 1941 Trustee (Trustee of Schwab Investments since 2000.)	Retired. Dean Emeritus, Haas School of Business, University of California, Berkeley. Until February 2004, Co-Chief Executive Officer, Aphton Corp. (bio-pharmaceuticals).	84	Board 1–Director, Mission West Properties
Board 2–Director, TOUSA
Board 3–Director, Harris-Stratex Networks
Board 4–Director, Genitope Corp.
Board 5– Director, Ditech Networks
			Board 6–Director, Rubicon Limited

Gerald B. Smith 1950 Trustee (Trustee of Schwab Investments since 2000.)	Chairman, Chief Executive Officer and founder of Smith Graham & Co.(investment advisors).	69	Board 1–Board of Cooper Industries Board 2–Chairman of the Audit Committee of Oneok Partners LP

Donald R. Stephens 1938 Trustee (Trustee of Schwab Investments since 1989.)	Managing Partner, D. R. Stephens & Company (investments).	69	None.

Joseph H. Wender 1944 Trustee (Trustee of Schwab Investments since 2008.)	Senior Managing Director, Chairman of the Finance Committee, GSC Group; General Partner, Goldman Sachs & Co., until June 2005.	69	Board 1–Board Member and Chairman of the Audit Committee, Isis Pharmaceuticals

Michael W. Wilsey 1943 Trustee (Trustee of Schwab Investments since 1989.)	Chairman, Chief Executive Officer, Wilsey Bennett, Inc. (real estate investment and management, and other investments).	69	None.

Interested Trustees
Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served )	During the Past Five Years	the Trustee	Other Directorships

Charles R. Schwab(2) 1937 Chairman and Trustee (Chairman and Trustee of Schwab Investments since 1989.)	Chairman, Chief Executive Officer and Director, The Charles Schwab Corporation, Charles Schwab & Co., Inc.; Chairman and Director, Charles Investment Management, Inc., Charles Schwab Bank, N.A.; Chairman and Chief Executive Officer, Schwab (SIS) Holdings Inc. I, Schwab International Holdings, Inc.; Chief Executive Officer and Director, Schwab Holdings, Inc. Through June 2007, Director, U.S. Trust Company, N.A., U.S. Trust Company of New York.	69	None.

Walter W. Bettinger II(2) 1960 Trustee (Trustee of Schwab Investments since 2008.)	President and Chief Operating Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation; Director, Charles Schwab Bank; Executive Vice President and President – Schwab Investor Services, The Charles Schwab Corporation; Executive Vice President and President – Schwab Investor Services, Charles Schwab & Co., Inc.; Chairman and President, Schwab Retirement Plan Services, Inc.; President and Chief Executive Officer, The Charles Schwab Trust Company, Director, Charles Schwab Bank, N.A., Schwab Retirement Plan Services, and Schwab Retirement Technologies.	69	None.

Officers of the Trust
Name, Year of Birth, and Position(s)
with the trust; (Terms of office, and
length of Time Served(3))	Principal Occupations During the Past Five Years

Randall W. Merk 1954 President and Chief Executive Officer (Officer of Schwab Investments since 2007.)	Executive Vice President and President, Investment Management Services, Charles Schwab & Co., Inc,; Executive Vice President, Charles Schwab & Co., Inc. (2002-present); President and Chief Executive Officer, Charles Schwab Investment Management, Inc. (2007-present); Director, Charles Schwab Asset Management (Ireland) Limited and Charles Schwab Worldwide Funds PLC. From September 2002 to July 2004, Chief Executive Officer and President, Charles Schwab Investment Management, Inc. and Executive Vice President, Charles Schwab & Co., Inc.

George Pereira 1964 Treasurer and Principal Financial Officer (Officer of Schwab Investments since 2004.)	Senior Vice President and Chief Financial Officer, Charles Schwab Investment Management, Inc.; Chief Financial Officer, Laudus Trust and Laudus Institutional Trust; Director, Charles Schwab Worldwide Fund, PLC and Charles Schwab Asset Management (Ireland) Limited. Through June 2007, Treasurer, Chief Financial Officer and Chief Accounting Officer, Excelsior Funds Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust; Chief Financial Officer, Mutual Fund Division, UST Advisors, Inc. From December 1999 to November 2004, Sr. Vice President, Financial Reporting, Charles Schwab & Co. Inc.

Jeffrey Mortimer 1963 Senior Vice President and Chief Investment Officer (Officer of Schwab Investments since 2004.)	Senior Vice President and Chief Investment Officer, Charles Schwab Investment Management, Inc.; President, CEO and Chief Investment Officer, Laudus Trust and Laudus Institutional Trust. Prior to March 31, 2008, Vice President and Chief Investment Officer, Laudus Trust and Laudus Institutional Trust. Prior to 2004, Vice President and Sr. Portfolio Manager, Charles Schwab Investment Management, Inc.

Officers of the Trust continued
Name, Year of Birth, and Position(s)
with the trust; (Terms of office, and
length of Time Served(3))	Principal Occupations During the Past Five Years

Randall Fillmore 1960 Chief Compliance Officer and AML Officer (Officer of Schwab Investments since 2002.)	Senior Vice President and Chief Compliance Officer, Charles Schwab Investment Management, Inc.; Senior Vice President, Charles Schwab & Co. Inc.; Chief Compliance Officer, Laudus Trust and Laudus Institutional Trust. Through June 2007, Chief Compliance Officer, Excelsior Funds Inc., Excelsior Tax-Exempt Funds, Inc., and Excelsior Funds Trust.

Koji E. Felton 1959 Secretary and Chief Legal Officer (Officer of Schwab Investments since 1998.)	Senior Vice President, Chief Counsel and Corporate Secretary, Charles Schwab Investment Management, Inc.; Senior Vice President and Deputy General Counsel, Charles Schwab & Co., Inc. Through June 2007, Chief Legal Officer, Excelsior Funds Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust.

Catherine MacGregor 1964 Vice President (Officer of Schwab Investments since 2005.)	Vice President, Charles Schwab & Co., Inc. and Charles Schwab Investment Management, Inc., Laudus Trust and Laudus Institutional Trust; since 2006, Chief Counsel, Laudus Trust and Laudus Institutional Trust. Until July 2005, Senior Associate, Paul Hastings Janofsky & Walker LLP.

Cathy Sabo 1964 Vice President (Officer of Schwab Investments since 2005.)	Vice President-Compliance, Charles Schwab Investment Management, Inc., Laudus Trust and Laudus Institutional Trust. Until 2004, Vice President, Client, Sales & Services Controls, Charles Schwab & Co., Inc.

Michael Haydel 1972 Vice President (Officer of Schwab Investments since 2006.)	Vice President, Asset Management Client Services, Charles Schwab & Co., Inc.; Vice President and AML Officer, Laudus Trust and Laudus Institutional Trust. Until March 2004, Director Charles Schwab & Co., Inc.

[1]	Trustees remain in office until they resign, retire or are removed by shareholder vote. The Schwab Funds retirement policy requires that independent trustees elected after January 1, 2000 retire at age 72 or after 20 years of service as a trustee, whichever comes first. Independent trustees elected prior to January 1, 2000 will retire on the following schedule: Messrs. Stephens and Wilsey will retire on December 31, 2010.

[2]	In addition to their employment with the investment advisor and the distributor, Messrs. Schwab and Bettinger also own stock of The Charles Schwab Corporation. Mr. Schwab and Mr. Bettinger are Interested Trustees because they are employees of Schwab and/or the advisor.

[3]	The President, Treasurer and Secretary hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.

Glossary

asset allocation The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage.

asset class A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.

beta A historical measure of an investment’s volatility relative to a market index (usually the S&P 500®). The index is defined as having a beta of 1.00. Investments with a beta higher than 1.00 have been more volatile than the index; those with a beta of less than 1.00 have been less volatile.

bond A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the “coupon rate”) until a specified date (the “maturity date”), at which time the issuer returns the money borrowed (“principal” or “face value”) to the bondholder. Because of their structure, bonds are sometimes called “fixed income securities” or “debt securities.”

An individual bond is subject to the credit risk of the issuer. Changes in interest rates can affect a bond’s market value prior to call or maturity. There is no guarantee that a bond’s yield to call or maturity will provide a positive return over the rate of inflation.

bond fund A bond fund is subject to the same credit, interest rate, and inflation risks as bonds. In addition, a bond fund incurs ongoing fees and expenses. A bond fund’s net asset value will fluctuate with the price of the underlying bonds and the portfolio turnover activity; return of principal is not guaranteed.

cap, capitalization See “market cap.”

capital gain, capital loss  the difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the gain or loss is still “on paper” and is considered unrealized.

earnings growth rate For a mutual fund, the average yearly rate at which the earnings of the companies in the fund’s portfolio have grown, measured over the past five years.

earnings per share (EPS) A company’s earnings, or net income, for the past 12 months, divided by the number of shares outstanding.

expense ratio The amount that is taken from a mutual fund’s assets each year to cover the fund’s operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets a year.

market cap, market capitalization The value of a company as determined by the total value of all shares of its stock outstanding.

median market cap The midpoint of the range of market caps of the stocks held by a fund. There are different ways of calculating median market cap. With a simple median, half of the stocks in the fund’s portfolio would be larger than the median, and half would be smaller. With a weighted median (the type that is calculated for these funds), half of the fund’s assets are invested in stocks that are larger than the median market cap, and half in stocks that are smaller.

net asset value (NAV) The value of one share of a mutual fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding.

outstanding shares, shares outstanding When speaking of a company or mutual fund, indicates all shares currently held by investors.

price-to-book ratio (P/B) The market price of a company’s stock compared with its “book value.” A mutual fund’s P/B is the weighted average of the P/B of all stocks in the fund’s portfolio.

price-to-earnings ratio (P/E) The market price of a company’s stock compared with earnings over the past year. A mutual fund’s P/E is the weighted average of the P/E of all stocks in the fund’s portfolio.

return on equity (ROE) The average yearly rate of return for each dollar of investors’ money, measured over the past five years.

stock A share of ownership, or equity, in the issuing company.

total return The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.

weighted average For mutual funds, an average that gives the same weight to each security as the security represents in the fund’s portfolio.

yield The income paid out by an investment, expressed as a percentage of the investment’s market value.

Notes

Schwab Funds® offers you an extensive family of mutual funds, each one based on a clearly defined investment approach and using disciplined management strategies. The list at right shows all currently available Schwab Funds.

Whether you are an experienced investor or just starting out, Schwab Funds can help you achieve your financial goals. An investor should consider a fund’s investment objectives, risks, charges and expenses carefully before investing or sending money. This and other important information can be found in the fund’s prospectus. Please call 1-800-435-4000 for a prospectus and brochure for any Schwab Fund. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.

Proxy Voting Policies, Procedures and Results

A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting Schwab’s website at www.schwab.com, the SEC’s website at http://www.sec.gov, or by contacting Schwab Funds at 1.800.435.4000.

Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting Schwab’s website at www.schwab.com/schwabfunds or the SEC’s website at http://www.sec.gov .

The Schwab Funds Family®

Stock Funds
Schwab Premier Equity Fundtm
Schwab Core Equity Fundtm
Schwab Dividend Equity Fundtm
Schwab Large-Cap Growth Fundtm
Schwab Small-Cap Equity Fundtm
Schwab Hedge Equity Fundtm
Schwab Financial Services Fundtm
Schwab Health Care Fundtm
Schwab® International Core Equity Fund
Schwab* Fundamental US Large Company Index Fund
Schwab* Fundamental US Small-Mid Company Index Fund
Schwab Fundamental International* Large Company Index Fund
Schwab Fundamental International* Small-Mid Company Index Fund
Schwab Fundamental Emerging Markets* Index Fund
Schwab Global Real Estate Fundtm
Schwab Institutional Select® S&P 500 Fund
Schwab S&P 500 Index Fund
Schwab 1000 Index® Fund
Schwab Small-Cap Index Fund®
Schwab Total Stock Market Index Fund®
Schwab International Index Fund®

Asset Allocation Funds
Schwab Balanced Fundtm
Schwab MarketTrack All Equity Portfoliotm
Schwab MarketTrack Growth Portfoliotm
Schwab MarketTrack Balanced Portfoliotm
Schwab MarketTrack Conservative Portfoliotm
Schwab Target 2010 Fund
Schwab Target 2015 Fund
Schwab Target 2020 Fund
Schwab Target 2025 Fund
Schwab Target 2030 Fund
Schwab Target 2035 Fund
Schwab Target 2040 Fund
Schwab Retirement Income Fund
Schwab Monthly Income Fund – Moderate Payout
Schwab Monthly Income Fund – Enhanced Payout
Schwab Monthly Income Fund – Maximum Payout

Bond Funds
Schwab YieldPlus Fund®
Schwab Short-Term Bond Market Fundtm
Schwab® Premier Income Fund
Schwab Total Bond Market Fundtm
Schwab GNMA Fundtm
Schwab Inflation Protected Fundtm
Schwab Tax-Free YieldPlus Fundtm
Schwab Tax-Free Bond Fundtm
Schwab Long-Term Tax-Free Bond Fundtm
Schwab California Tax-Free YieldPlus Fundtm
Schwab California Tax-Free Bond Fundtm

Schwab Money Funds
Schwab offers an array of money market funds that seek high current income consistent with safety and liquidity1. Choose from taxable or tax-advantaged alternatives. Many can be linked to your eligible Schwab account to “sweep” cash balances automatically, subject to availability, when you’re between investments. Or, for your larger cash reserves, choose one of our Value Advantage Investments®.

* SCHWAB is a registered trademark of Charles Schwab & Co., Inc. FUNDAMENTAL INDEX, FUNDAMENTAL EMERGING MARKETS AND FUNDAMENTAL INTERNATIONAL are registered service marks of Research Affiliates LLC.
[1] Investments in money market funds are neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency and, although they seek to preserve the value of your investment at $1 per share, it is possible to lose money.

Investment Adviser
Charles Schwab Investment Management, Inc.
101 Montgomery Street, San Francisco, CA 94104
Funds
Schwab Funds®
P.O. Box 3812, Englewood, CO 80155–3812
This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.
© 2006 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC
Printed on recycled paper.
MFR38869 - 01

Item 2: Code of Ethics.
     Not applicable to this semi-annual report.
Item 3: Audit Committee Financial Expert.
     Not applicable to this semi-annual report.
Item 4: Principal Accountant Fees and Services.
     Not applicable to this semi-annual report.
Item 5: Audit Committee of Listed Registrants.
     Not applicable.
Item 6: Schedule of Investments.
     Except as noted below, the schedules of investments are included as part of the report to shareholders filed under Item 1 of this Form.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
     Not applicable.
Item 8: Portfolio Managers of Closed-End Management Investment Companies.
     Not applicable.
Item 9: Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
     Not applicable.
Item 10: Submission of Matters to a Vote of Security Holders.
     Not applicable.
Item 11: Controls and Procedures.
(a)	Based on their evaluation of Registrant’s disclosure controls and procedures, as of a date within 90 days of the filing date, Registrant’s Chief Executive Officer, Randall W. Merk and Registrant’s Principal Financial Officer, George Pereira, have concluded that Registrant’s disclosure controls and procedures are: (i) reasonably designed to ensure that information required to be disclosed in this report is appropriately communicated to Registrant’s officers to allow timely decisions regarding disclosures required in this report; (ii) reasonably designed to ensure that information required to be disclosed in this report is recorded, processed, summarized and reported in a timely manner; and (iii) are effective in achieving the goals described in (i) and (ii) above.

(b)	During the second fiscal quarter of the period covered by this report, there have been no changes in Registrant’s internal control over financial reporting that the above officers believe to have materially affected, or to be reasonably likely to materially affect, Registrant’s internal control over financial reporting.
Item 12: Exhibits.
(a)	(1)	Code of ethics — not applicable to this semi-annual report.
(2)	Separate certifications for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the 1940 Act, are attached.
(3)	Not applicable.
(b)	A certification for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act, is attached. This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. section 1350 and is not being filed as part of the Form N-CSR with the Commission.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) Schwab Investments — Schwab Global Real Estate Fund

By: /s/ Randall W. Merk Randall W. Merk Chief Executive Officer
Date: October 17th, 2008
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Randall W. Merk Randall W. Merk Chief Executive Officer
Date: October 17th, 2008

By: /s/ George Pereira George Pereira Principal Financial Officer
Date: October 14th, 2008